UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2015

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road, Suite 300 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On April 24, 2015, the Company notified its independent registered accountant, Terry L. Johnson CPA (“Johnson”), that the Company was dismissing Johnson as its independent registered accountant, after learning that Johnson had ceased operations as described in the Division of Corporation Finance Financial Reporting Manual.

During the two most recent fiscal years and during the interim period preceding Johnson’s dismissal, there have been no disagreements that have been brought to the attention of the Company between the Company and Johnson with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filings completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required, nor has Johnson’s report on the financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion, or was qualified.

Johnson’s audit reports on the Company’s financial statements for the years ended December 31, 2014 and December 31, 2013, were qualified to include emphasis of substantial doubt about the Company’s ability to continue as a going concern. Johnson has been requested to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this Item 304(a) and, if not, stating the respects in which it does not agree. Johnson's letter is filed as an exhibit to this report.

(b) On May 6, 2015, the Company engaged Anton & Chia, LLP act as the Company’s independent registered public accountant beginning immediately and, specifically, to (i) perform a review of the Company’s interim financial statements and Form 10-Q filings for the three quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 in accordance with the requirements of SAS No. 100; and (ii) to audit the balance sheet of the Company as of December 31, 2015 and the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2015. Neither the Company nor anyone acting on the Company’s behalf hired Anton & Chia, LLP in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)(2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through May 6, 2015. Anton & Chia, LLP has been requested to review the disclosure contained herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the Company’s statements made in response to Item 304(a).

The Company does not have an audit committee and the engagement of a new accountant was therefore approved by the Company’s Board of the Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

16.1 Letter from Terry L. Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: May 7, 2015	By:	/s/ Lisa Nichols
Name: Lisa Nichols
Title: Chief Executive Officer